The Lutheran Brotherhood Family of Funds

Supplement to Prospectus dated December 30, 2003

Lutheran Brotherhood Value Fund

Matthew D. Finn, CFA, will serve as portfolio manager of the Lutheran Brotherhood Value Fund. Mr. Finn also serves as the portfolio manager of The AAL Equity Income Fund, a series of an affiliated mutual fund group. Mr. Finn joined Thrivent Investment Mgt. from U.S. Bancorp Asset Management, Inc. where he was managing director and senior portfolio manager of the First American Large Cap Value Fund since 2003. Prior to that, he was head of equities for Advantus Capital Management Inc. from July 2001 to May 2003, and chief investment officer of the growth and income group for Evergreen Investment Management Co. from March 1998 to June 2001. Mr. Finn jointed Thrivent Investment Mgt. in April of 2004.

The date of this Supplement is April 29, 2004.

Please include this Supplement with your Prospectus.